Exhibit 10.3

AMENDMENT NO. 2 TO CREDIT AGREEMENT

dated as of
June 10, 2020,
among

GREENSKY HOLDINGS, LLC,

THE OTHER LOAN PARTIES PARTY HERETO,
THE LENDERS PARTY HERETO
and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Collateral Agent

JPMORGAN CHASE BANK, N.A.,
as Lead Arranger and Bookrunner

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of June 10, 2020 (this “Amendment”), among GREENSKY HOLDINGS, LLC, a Georgia limited liability company (the “Borrower”), the Subsidiaries of the Borrower party hereto as Loan Parties, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) under the Credit Agreement referred to below and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) under the Loan Documents, and each Tranche B-2 Term Lender (as defined below) party hereto.

RECITALS:

WHEREAS, reference is made to the Credit Agreement, dated as of August 25, 2017 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of March 29, 2018, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto, the Administrative Agent and the Collateral Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, pursuant to Section 2.14 of the Existing Credit Agreement, the Borrower wishes to incur Incremental Term Loans in an aggregate principal amount of $75,000,000 in the form of a new tranche of Tranche B-2 Term Loans (the “Tranche B-2 Term Loans”; the commitments in respect of such Tranche B-2 Term Loans, the “Tranche B-2 Commitments”; the Lenders with Tranche B-2 Term Commitments, the “Tranche B-2 Term Lenders”), which will be made available on the Amendment No. 2 Effective Date (as defined below), subject to the terms and conditions hereof, and which Tranche B-2 Term Loans shall constitute Term Loans for all purposes of the Credit Agreement and the other Loan Documents;

WHEREAS, contemporaneously with the effectiveness of the Tranche B-2 Term Commitments on the Amendment No. 2 Effective Date and pursuant to Section 2.14 of the Existing Credit Agreement, the Borrower wishes to make certain amendments to the Existing Credit Agreement to provide for the incurrence of the Tranche B-2 Term Loans; and

WHEREAS, this Amendment constitutes an Incremental Amendment, and the Borrower is hereby notifying the Administrative Agent that it is requesting the establishment of Incremental Term Loans pursuant to Section 2.14 of the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.Existing Credit Agreement Amendments. Effective as of the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)The Existing Credit Agreement is amended and supplemented by attaching thereto Schedule 2.01 hereto, which sets forth (i) the Tranche B-2 Term Commitments of each of the Tranche B-2 Term Lenders and (ii) the existing Revolving Commitments of each existing Revolving Lender under the Amendment No. 1 Effective Date Revolving Facility.

(b)Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new defined terms in their correct alphabetical order:

“Amendment No. 2” means Amendment No. 2 to Credit Agreement, dated as of June 10, 2020, among the Borrower, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent and the Tranche B-2 Term Lenders party thereto.

“Amendment No. 2 Effective Date” means June 10, 2020.

“Tranche B-2 Term Commitments” has the meaning assigned to such term in Amendment No. 2.

“Tranche B-2 Term Facility” means the Tranche B-2 Term Commitments and the Tranche B-2 Term Loans made hereunder.

“Tranche B-2 Term Facility Maturity Date” means March 29, 2025 (the seventh anniversary of the Amendment No. 1 Effective Date).

“Tranche B-2 Term Loan Borrowing” means any Borrowing comprised of Tranche B-2 Term Loans.

“Tranche B-2 Term Lender” means a Lender with a Tranche B-2 Term Commitment or an outstanding Tranche B-2 Term Loan.

“Tranche B-2 Term Loans” has the meaning assigned to such term in
Amendment No. 2.

(c)Clause (a) of the definition of “Applicable Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) (x) with respect to Tranche B-1 Term Loans, (i) 3.25% for Eurodollar Rate Loans and (ii) 2.25% for Base Rate Loans and (y) with respect to Tranche B-2 Term Loans, (i) 4.50% for Eurodollar Rate Loans and (ii) 3.50% for Base Rate Loans.”

(d)The definition of “Class” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by (i) adding a reference to “, Tranche B-2 Term Commitments” immediately following the reference to “Tranche B-1 Term Commitments” contained in clause (b) thereof, and (ii) adding a reference to “, Tranche B-2 Term Loans” immediately following the reference to “Tranche B-1 Term Loans” contained in clause
(c) thereof.

(e)The definition of “Commitment” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by adding a reference to “, Tranche B-2 Term Commitment” immediately following the reference to “Tranche B-1 Term Commitment” contained therein.

(f)The definition of “Eurodollar Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing the second proviso thereof in its entirety with “provided, further, that in no such event shall the Eurodollar Rate be less than (x) 1.00% for Tranche B-2 Term Loans and (y) 0.00% for all other purposes of this Agreement.”

(g)The definition of “Facilities” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by adding a reference to “, Tranche B-2 Term Facility” immediately following the reference to “Tranche B-1 Facility” contained therein.

(h)The definition of “First Lien Obligations” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by adding a reference to “and Tranche B-2 Term Loans” immediately following each reference to “Tranche B-1 Term Loan” contained therein.

(i)The definition of “Maturity Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Maturity Date” means (i) with respect to the Tranche B-1 Term Loans that have not been extended pursuant to Section 2.16, the Tranche B-1 Term Facility Maturity Date, (ii) with respect to the Tranche B-2 Term Loans that have not been extended pursuant to Section 2.16, the Tranche B-2 Term Facility Maturity Date, (iii) with respect to the Amendment No. 1 Effective Date Revolving Facility, to the extent not extended pursuant to Section 2.16, the fifth anniversary of the Amendment No. 1 Effective Date,
(iv) with respect to any Class of Extended Term Loans or Extended Revolving Commitments, the final maturity date as specified in the applicable Extension Amendment, (v) with respect to any Other Term Loans or Other Revolving Commitments, the final maturity date as specified in the applicable Refinancing Amendment, (vi) with respect to any Class of Replacement Loans, the final maturity date as specified in the applicable amendment to this Agreement in respect of such Replacement Loans and (vii) with respect to any Incremental Loans or Incremental Revolving Commitments, the final maturity date as specified in the applicable Incremental Amendment; provided, in each case, that if such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately succeeding such day.”

(j)The definition of “Permitted Incremental Equivalent Debt” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by adding a reference to “and Tranche B-2 Term Loans” immediately following each reference to “Tranche B-1 Term Loans” contained therein.

(k)Clause (38) of the definition of “Permitted Liens” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by (x) adding a reference to “or the Tranche B-2 Term Facility Maturity Date” immediately following the reference to “Tranche B-1 Term Facility Maturity Date” contained therein and (y) adding a reference to “and the Tranche B-2 Term Loans” immediately following the reference to “Tranche B-1 Term Loan” contained therein.

(l)The definition of “Repricing Transaction” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing each reference to “Tranche B-1 Term Loans” contained therein with a reference to “Tranche B-2 Term Loans”.

(m)The definition of “Term Loan” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by adding a reference to “, Tranche B-2 Term Loan” immediately following the reference to “Tranche B-1 Term Loan” contained therein.

(n)Section 2.01 of the Existing Credit Agreement is hereby amended by adding the following new clause (4) at the end thereof:

“(4) Subject to the terms and conditions set forth herein and in Amendment No. 2,

each Tranche B-2 Term Lender with a Tranche B-2 Term Commitment severally agrees to make on the Amendment No. 2 Effective Date, a Tranche B-2 Term Loan to the Borrower denominated in Dollars in a principal amount equal to such Tranche B-2 Term Lender’s Tranche B-2 Term Commitment on the Amendment No. 2 Effective Date. The Borrower may make only one borrowing under the Tranche B-2 Term Commitments, which shall be on the Amendment No. 2 Effective Date. Tranche B-2 Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein. Amounts borrowed under this Section 2.01(4) and repaid or prepaid may not be reborrowed.”.

(o)Section 2.06(2) of the Existing Credit Agreement is hereby amended by adding the following sentences at the end thereof: “The Tranche B-2 Term Commitment of each Term Lender on the Amendment No. 2 Effective Date shall be automatically and permanently reduced to $0 upon the making of such Lender’s Tranche B-2 Term Loans to the Borrower pursuant to Section 2.01(4).”.

(p)Section 2.07(1) of the Existing Credit Agreement is hereby amended by adding the following paragraph at the end thereof:

“The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (a) on the last Business Day of each March, June, September and December, commencing on the last Business Day of September 2020, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Tranche B-2 Term Loans outstanding on the Amendment No. 2 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (b) on the Tranche B-2 Term Facility Maturity Date, the aggregate principal amount of all Tranche B-2 Term Loans outstanding on such date. In connection with any Incremental Term Loans that constitute part of the same Class as the Tranche B-2 Term Loans, the Borrower and the Administrative Agent shall be permitted to adjust the rate of prepayment in respect of such Class such that the Term Lenders holding Tranche B-2 Term Loans comprising part of such Class continue to receive a payment that is not less than the same Dollar amount that such Term Lenders would have received absent the incurrence of such Incremental Term Loans; provided, that if such Incremental Term Loans are to be “fungible” with the Tranche B-2 Term Loans, notwithstanding any other conditions specified in this Section 2.07(1), the amortization schedule for such “fungible” Incremental Term Loan may provide for amortization in such other percentage(s) to be agreed by Borrower and the Administrative Agent to ensure that the Incremental Term Loans will be “fungible” with the Tranche B-2 Term Loans.”

(q)Section 2.14(5) of the Existing Credit Agreement is hereby amended by (i) adding a reference to “and Tranche B-2 Term Loans” immediately following each reference to “Tranche B-1 Term Loan” contained in the first sentence of Section 2.14(5) of the Existing Credit Agreement, and (ii) amending and restating clause (c) thereof in its entirety as follows:

“the amortization schedule applicable to any Incremental Term Loans and the All-In Yield applicable to the Incremental Term Loans of each Class shall be determined by the Borrower and the applicable Incremental Term Lenders and shall be set forth in each applicable Incremental Amendment; provided, however, that with respect to any Incremental Term Loans made under Incremental Term Commitments in the form of syndicated term loans within twelve (12) months of the Amendment No. 2 Effective Date incurred pursuant to the Available Incremental Amount that rank equal in priority of right of security with the First Lien Obligations under this Agreement (but without regard to the control of remedies), the All-In Yield applicable to such Incremental Term Loans shall not be greater than the applicable All-In Yield payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to Tranche B-2 Term Loans, plus 50 basis points per annum unless the Applicable Rate (together with, as provided in the proviso below, the Adjusted Eurodollar Rate or Base Rate floor) with respect to the Tranche B-2 Term Loans is increased so as to cause the then applicable
All-In Yield under this Agreement on the Tranche B-2 Term Loans to equal the All-In Yield then applicable to the Incremental Term Loans, minus 50 basis points per annum; provided that any increase in All-In Yield on the Tranche B-2 Term Loans due to the application of an Adjusted Eurodollar Rate or Base Rate floor on any Incremental Term Loan shall be effected solely through an increase in (or implementation of, as applicable) the Adjusted Eurodollar Rate or Base Rate floor applicable to such Tranche B-2 Term Loans. If such Incremental Term Loans are to be “fungible” with the Tranche B-1 Term Loans or Tranche B-2 Term Loans, notwithstanding any other conditions specified in this Section 2.14(5), the amortization schedule for such “fungible” Incremental Term Loan may provide for amortization in such other percentage(s) to be agreed by Borrower and the Administrative Agent to ensure that the Incremental Term Loans will be “fungible” with the Tranche B-1 Term Loans or Tranche B-2 Term Loans, as applicable.”

(r)Section 2.18 of the Existing Credit Agreement is hereby amended by (i) replacing the reference to “the six month anniversary of the Amendment No. 1 Effective Date” contained therein with a reference to “the twelve (12) month anniversary of the Amendment No. 2 Effective Date”, and (ii) replacing the reference to “Tranche B-1 Term Loans” contained therein with a reference to “Tranche B-2 Term Loans”.

(s)Section 6.14 of the Existing Credit Agreement is hereby amended by adding a reference to “and Tranche B-2 Term Loans” immediately following each reference to “Tranche B-1 Term Loans” contained therein.

(t)Section 7.02 of the Existing Credit Agreement is hereby amended by (i) adding a reference to “and the Tranche B-2 Term Facility Maturity Date” immediately following the reference to “Tranche B-1 Term Facility Maturity Date” contained in clause (x) of the second proviso to Section 7.02(a) of the Existing Credit Agreement and (ii) adding a reference to “and Tranche B-2 Term Loans” immediately following each reference to “Tranche B-1 Term Loan” contained in Section 7.02 of the Existing Credit Agreement.

(u)Section 7.02(b) of the Existing Credit Agreement is hereby amended by adding a reference to “and the Tranche B-2 Term Facility Maturity Date” immediately following the reference to “Tranche B-1 Term Facility Maturity Date” contained in clause (14) thereof.

2.Tranche B-2 Term Loans. Subject to the terms and conditions set forth herein, each Tranche B- 2 Term Lender severally agrees to make Tranche B-2 Term Loans to the Borrower in a single borrowing in Dollars on the Amendment No. 2 Effective Date. The Tranche B-2 Term Loans shall be subject to the following terms and conditions:

(a)Terms Generally. On and after the Amendment No. 2 Effective Date, other than as set forth herein: (i) for all purposes under the Credit Agreement and the other Loan Documents, the Tranche B-2 Term Loans shall constitute “Term Loans” and shall have the same terms as the Term Loans outstanding immediately prior to the Amendment No.

2 Effective Date under the Existing Credit Agreement (the “Existing Term Loans”) and shall be treated for purposes of voluntary and mandatory prepayments and all other terms as Existing Term Loans under the Existing Credit Agreement (it being understood that the Tranche B-2 Term Loans shall constitute a separate Class of Term Loans from the Tranche B-1 Term Loans under the Credit Agreement), and (ii) each Tranche B-2 Term Lender shall be deemed, and shall have all rights of, a “Term Lender” under the Credit Agreement and the other Loan Documents.

(b)Credit Agreement Governs. Except as set forth in this Amendment, the Tranche B-2 Term Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

(c)Use of Proceeds. The proceeds of the Tranche B-2 Term Loans made on the Amendment No. 2 Effective Date shall be used for working capital, general corporate purposes and any other purposes not otherwise prohibited under the Credit Agreement and the other Loan Documents.

3.Effective Date Conditions. This Amendment will become effective on the first Business Day (the “Amendment No. 2 Effective Date”) on which each of the following conditions have been satisfied (or waived by the lead arranger and bookrunner noted on the cover page hereof (the “Lead Arranger”)) in accordance with the terms therein:

(a)the Administrative Agent (or its counsel) shall have received from each of the Borrower, the other Loan Parties party hereto and the Tranche B-2 Term Lenders, either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has signed a counterpart to this Amendment;

(b)the Administrative Agent shall have received a certificate of each Loan Party party hereto dated as of the Amendment No. 2 Effective Date and executed by a secretary, assistant secretary or other senior officer (as the case may be) thereof (A) certifying and attaching the resolutions or similar consents adopted by such Loan Party approving or consenting to this Amendment and the Tranche B-2 Term Loans, (B) certifying that the Organizational Documents of each Loan Party party hereto either (x) have not been amended since the Closing Date or (y) are attached as an exhibit to such certificate, and
(C) certifying as to the incumbency and specimen signature of each officer executing this Amendment and any related documents on behalf of each Loan Party party hereto;

(c)the Administrative Agent shall have received all fees and all reasonable and documented out-of-pocket costs and expenses and other amounts previously agreed to in writing by the Lead Arranger and the Borrower to be due on or prior to the Amendment No. 2 Effective Date (in the case of expenses, to the extent invoiced at least three Business Days prior to the Amendment No. 2 Effective Date (except as otherwise reasonably agreed by the Borrower));

(d)the representations and warranties in Section 4 of this Amendment shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct

(after giving effect to any qualification therein) in all respects on such respective dates;

(e)no Default shall exist on the Amendment No. 2 Effective Date or would result from the incurrence of the Tranche B-2 Term Loans or the application of proceeds therefrom;

(f)the Administrative Agent shall have received a certificate dated as of the Amendment No. 2 Effective Date certifying as to the matters set forth in clauses (d) and (e) above;

(g)the Administrative Agent shall have received a certificate dated as of the Amendment No. 2 Effective Date in substantially the form of Exhibit I to the Existing Credit Agreement from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Borrower certifying as to the matters set forth therein; and

(h)the Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent, the Collateral Agent and the Tranche B-2 Term Lenders and dated as of the Amendment No. 2 Effective Date) from Paul Hastings LLP, counsel to the Loan Parties.

4.Representations and Warranties. On the Amendment No. 2 Effective Date, each Loan Party hereby represents and warrants that:

(a)each Loan Party that is party hereto has all corporate or other organizational power and authority to execute, deliver and perform its obligations under this Amendment;

(b)the execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary corporate or other organizational action, and this Amendment has been duly executed and delivered by each Loan Party that is party hereto;

(c)none of the execution, delivery and performance by each Loan Party that is party hereto of this Amendment will: (i) contravene the terms of any such Person’s Organizational Documents; (ii) result in any breach or contravention of, or the creation of any Lien upon the property or assets of such Person or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Credit Agreement) under (x) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Restricted Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject or (iii) violate any applicable Law, except with respect to any breach, contravention or violation (but not creation of Liens) referred to in the preceding clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(d)no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for: (i) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement) and
(ii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have,

individually or in the aggregate, a Material Adverse Effect;

(e)this Amendment constitutes a legal, valid and binding obligation of each Loan Party that is party hereto, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and principles of good faith and fair dealing; and

(f)both immediately before and immediately after giving effect to the Amendment No. 2 Effective Date and the incurrence of the Tranche B-2 Term Loans, (i) the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (ii) no Default exists or will result from the consummation of this Amendment and the transactions contemplated hereby.

5.Reaffirmation of the Loan Parties; Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a)Each Loan Party hereby consents to the amendment of the Existing Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests and/or guarantees granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force.

(b)Except to the extent expressly set forth in this Amendment, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(c)On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

6.Recordation of the New Loans. Upon execution and delivery hereof, the Administrative Agent will record the Tranche B-2 Term Loans made by each Tranche B-2 Term Lender in the Register.

7.Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 10.01 of the Credit Agreement.

8.Entire Agreement. This Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Agents and the Lead Arranger constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Nothing in this Amendment or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Amendment or the other Loan Documents. This Amendment shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Loan Documents shall, to the extent not paid on or prior to the Amendment No. 2 Effective Date, continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

9.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable,
(a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 3, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Amendment.

12.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

13.Loan Document. On and after the Amendment No. 2 Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan

Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

GREENSKY HOLDINGS, LLC

By: /s/ Timothy Kaliban
Name: Timothy Kaliban
Title: President

GREENSKY, LLC

By: /s/ Timothy Kaliban
Name: Timothy Kaliban
Title: President

GREENSKY OPERATIONS, LLC

By: /s/ Timothy Kaliban
Name: Timothy Kaliban
Title: President

GREENSKY SERVICING, LLC

By: /s/ Timothy Kaliban
Name: Timothy Kaliban
Title: President

GREENSKY PATIENT SOLUTIONS, LLC

By: /s/ Robert Partlow
Name: Robert Partlow
Title: Chief Financial Officer

GREENSKY MANAGEMENT COMPANY, LLC

By: /s/ Timothy Kaliban
Name: Timothy Kaliban
Title: President

[Signature Page to Amendment No. 2 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and a Tranche B-2 Term Lender

By: /s/ William R. Doolittle
Name: William R. Doolittle
Title: Executive Director

[Signature Page to Amendment No. 2 to Credit Agreement]

Schedule 2.01 Commitments